UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 13, 2021 (September 10, 2021)

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	ADC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2021, the Board of Directors (the “Board”) of Agree Realty Corporation (the “Company”) voted to increase the size of the Board to ten members and voted to appoint Michael Judlowe to the Board to fill the vacancy created by the increase in Board size, effective September 10, 2021. Mr. Judlowe will stand for election at the Company’s 2022 Annual Meeting of Stockholders.

Mr. Judlowe will also serve on the Compensation Committee of the Board. The Board has determined that Mr. Judlowe is independent in accordance with the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines, and that he otherwise meets all applicable requirements to serve on the Board and the Compensation Committee, including the rules and regulations of the Securities and Exchange Commission.

Mr. Judlowe most recently served as Chairman of Jefferies’ US Real Estate, Gaming and Lodging investment banking practice from June 2019 to March 2021. Mr. Judlowe previously served as Co-Head of Equity Capital Markets Americas from 2013 to 2019. He joined Jefferies as a Managing Director in 2010 to establish the Real Estate Equity Capital Markets practice. Prior to his time at Jefferies, Mr. Judlowe spent 10 years in Equity Capital Markets at Citigroup. Over his career in banking, Mr. Judlowe has led a significant number of equity transactions and successful initial public offerings, including National Storage Affiliates Trust (NYSE: NSA), QTS Realty Trust, Inc. (NYSE: QTS), AmREIT, Inc. (formerly NYSE: AMRE) and ClubCorp Holdings, Inc. (formerly NYSE: MYCC). Mr. Judlowe earned his B.A. in Political Science from Tufts University and an M.B.A. in Marketing from NYU's Stern School of Business.

In connection with his appointment to the Board, Mr. Judlowe will be compensated in accordance with the Company’s non-employee director compensation program.

Item 7.01.	Regulation FD Disclosure.

On September 13, 2021, the Company issued a press release announcing the appointment of Mr. Judlowe to the Board.

A copy of the press release is furnished as Exhibit 99.1 to this report.

The Company has posted a copy of the press release in the Investors section of its website at www.agreerealty.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Press release, dated September 13, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

By:	/s/ Peter Coughenour
	Name:	Peter Coughenour
	Title:	Interim Chief Financial Officer

Date: September 13, 2021